Guidance ï Vision ï Experience	American Beacon Balanced Fund	Ticker Symbol: C Class: ABCCX

SUMMARY PROSPECTUS	SEPTEMBER 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current prospectus and statement of additional information, both dated September 1, 2010, and the financial statements included in the Fund’s most recent report to shareholders, dated April 30, 2010, are all incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information, most recent reports to shareholders and other information about the Fund online at http://www.americanbeaconfunds.com/fi_prospectus.html. You can also get this information at no cost by calling 800-658-5811 or sending an email request to american_beacon.funds@ambeacon.com.

Investment Objective

The Fund’s investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge load[1] (as a percentage of the lower of original offering price or redemption proceeds)	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)

Management fees	0.23%
Distribution and/or service (12b-1) fees	1.00%
Other expenses	0.62%
Acquired Fund Fees and Expenses	0.01%

Total annual fund operating expenses[2]	1.86%

[1]	The CDSC is eliminated 12 months after purchase.

[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
C Class	$289	$585	$1,006	$2,180

Assuming no redemption of shares:

	1 year	3 years	5 years	10 years
C Class	$189	$585	$1,006	$2,180

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Ordinarily, between 50% and 70% of the Fund’s total assets are invested in equity securities and between 30% and 50% of the Fund’s total assets are invested in debt securities.

The Fund’s equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as “stocks”). The Fund may invest in companies of all market capitalizations, including small- and mid- capitalization companies.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. The Fund’s assets are currently allocated among the Manager and three investment sub-advisors.

The Fund’s sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

►	above-average earnings growth potential,

►	below-average price to earnings ratio,

►	below-average price to book value ratio, and

►	above-average dividend yields.

Each of the Fund’s sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund’s debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises, (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as

Summary Prospectus ï September 1, 2010	American Beacon Balanced Fund

notes and bonds, mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes and other debt securities. The Fund will only buy debt securities that are investment grade at the time of the purchase.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a “top-down” or “bottom-up” investment strategy, or a combination of both strategies. The top-down fixed income investment strategy is implemented as follows:

•	Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.
•	Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.
•	Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.
•	Select specific debt securities within each security type.
•	Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

•	Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.
•	Evaluate credit quality of the securities.
•	Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. The equity portion of the Fund’s portfolio is subject to stock market risk, which involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. The fixed income portion of the Fund’s portfolio is subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to purchase and sell the debt securities.

Value Stocks Risk (Stocks)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

Interest Rate Risk (Bonds)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Credit Risk (Bonds)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer’s credit rating can cause the price of its bonds to go down.

Prepayment and Extension Risk (Bonds)
The Fund’s investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond’s maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security’s effective maturity and a decline in its price.

Liquidity Risk
From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. As a result, the Fund may experience difficulty satisfying redemption requests.

Foreign Investing Risk
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, and (4) increased price volatility.

Securities Selection Risk
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Government-Sponsored Enterprises Risk
Securities held by the Fund that are issued by government-sponsored enterprises, such as Fannie Mae and Freddie Mac, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government.

Summary Prospectus ï September 1, 2010	American Beacon Balanced Fund

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Market Events
Turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers worldwide which may have an adverse effect on the Fund.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to the Russell 1000 Value Index, which is the Fund’s primary benchmark. The table also shows how the Fund’s returns compare to the Barclays Capital U.S. Aggregate Bond Index, which tracks the performance of fixed rate debt securities. The Balanced Composite Index is composed of the Russell 1000 Value Index (60%) and the Barclays Capital U.S. Aggregate Bond Index (40%) to reflect the Fund’s allocation of its assets between fixed-income securities and equity securities. The Lipper MTAG Funds Index shows how the Fund’s performance compares to a composite of mutual funds with similar investment objectives.

The Fund began offering C Class shares on September 1, 2010. In the chart and table below, performance results are for the Investor Class of the Fund, which would have similar annual returns to C Class shares because the shares are invested in the same portfolio of securities. However, because the Investor Class had lower expenses, its performance was better than the C Class shares of the Fund would have realized had they existed during the same time period. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Sales charges are not reflected in the bar chart and table below. If those charges were included, returns would be less than those shown.

Calendar year total returns for Investor Class shares

The Fund’s calendar year-to-date total return as of June 30, 2010 was -1.98%.

Highest Quarterly Return:	13.65%
(1/1/00 through 12/31/09)	(2nd Quarter 2003)
Lowest Quarterly Return:	-11.13%
(1/1/00 through 12/31/09)	(4th Quarter 2008)

	Average Annual Total Returns[1]
	For the periods ended December 31, 2009
	Inception Date
	of Class
Investor Class	8/1/1994	1 Year	5 Years	10 Years
Return Before Taxes		20.25%	2.05%	5.21%
Return After Taxes on Distributions[1]		19.39%	0.64%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares		13.46%	1.29%	3.86%

Indices (reflects no deduction for fees, expenses or taxes)	1 Year	5 Years	10 Years
Russell 1000® Value Index	19.69%	-0.25%	2.47%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Balanced Composite Index	14.81%	2.16%	4.35%
Lipper MTAG Funds Index	26.23%	2.73%	3.61%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund’s assets are currently allocated among the Manager and three investment sub-advisors:

►	Barrow, Hanley, Mewhinney & Strauss, LLC

►	Brandywine Global Investment Management, LLC

►	Hotchkis and Wiley Capital Management, LLC

Summary Prospectus ï September 1, 2010	American Beacon Balanced Fund

Portfolio Managers

American Beacon Advisors, Inc.
William F. Quinn Executive Chairman	Since Fund Inception (1987)
Wyatt L. Crumpler Vice President, Asset Management	Since 2007
Adriana R. Posada Sr. Portfolio Manager	Since 1998
Michael W. Fields Vice President of Fixed Income Investments	Since Fund Inception (1987)
Patrick A. Sporl Sr. Portfolio Manager	Since 2001
Gyeong Kim Portfolio Manager	Since 2002

Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow Portfolio Manager/Partner	Since Fund Inception (1987)
John S. Williams Portfolio Manager	Since Fund Inception (1987)
David H. Hardin Portfolio Manager	Since Fund Inception (1987)
J. Scott McDonald Portfolio Manager	Since 1994
Mark C. Luchsinger Portfolio Manager	Since 1996
Deborah A. Petruzzelli Portfolio Manager	Since 2002

Brandywine Global Investment Management, LLC
Paul R. Lesutis, Managing Director	Since 1996
Earl J. Gaskins Managing Director	Since 1996
Stephen S. Smith Managing Director	Since 1996
Patrick S. Kaser Portfolio Manager	Since 2010

Hotchkis and Wiley Capital Management, LLC
George Davis Principal, Portfolio Manager & Chief Executive Officer	Since 1988
Judd Peters Portfolio Manager	Since 1999
Scott McBride Portfolio Manager	Since 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange C Class shares through your financial intermediary, or by calling 1-800-658-5811, by writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. The minimum initial purchase into the Fund is $2,500 for C Class shares. The minimum subsequent investment is $50 if the investment is made by ACH, check or exchange and $500 if the investment is made by wire.

Tax Information

Dividends and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

Summary Prospectus ï September 1, 2010	American Beacon Balanced Fund
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